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                                                                    EXHIBIT 10.1

                      STANDBY SECURITIES PURCHASE AGREEMENT

      THIS STANDBY SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of January 4, 2005, is made by and among Blue Ridge Real Estate Company, a Pennsylvania corporation ("Blue Ridge"), Big Boulder Corporation, a Pennsylvania corporation ("Big Boulder" and, together with Blue Ridge, the "Company"), and Kimco Realty Services, Inc. (the "Purchaser"), a Delaware corporation and wholly-owned subsidiary of Kimco Realty Corporation, a Maryland corporation. Blue Ridge, Big Boulder and the Purchaser are sometimes referred to individually as a "Party" and, collectively, as the "Parties."

                              W I T N E S S E T H:

      WHEREAS, the Company intends to undertake a rights offering (the "Rights Offering") pursuant to which the Company will offer to the Company's shareholders (the "Shareholders") rights (the "Rights") to purchase shares (the "Offered Shares") of the Company's common stock, without par value (the "Common Stock"), that have an aggregate value of Fifteen Million Five Hundred Thousand Dollars ($15,500,000), rounded to the nearest whole share;

      WHEREAS, shares of Blue Ridge and Big Boulder are issued in combined common stock certificates, each certificate representing the same number of shares of each of Blue Ridge and Big Boulder, and shares of each corporation may be transferred only together with an equal number of shares in the other corporation;

      WHEREAS, pursuant to the terms of the Rights Offering, each of the Shareholders will have the right to purchase its pro rata share of the Offered Shares and will be afforded an over-subscription privilege;

      WHEREAS, in the event the Company elects to undertake the Rights Offering, the Company anticipates that it will file a registration statement on Form S-1 or such other form with respect to which the Rights Offering may be registered (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the offering and sale of the Offered Shares to the Shareholders;

      WHEREAS, as a Shareholder, the Purchaser will be issued Rights pursuant to the Rights Offering;

      WHEREAS, upon the terms and conditions set forth in this Agreement, the Company wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Company the unsold allotment of the Offered Shares issuable in the Rights Offering; and

      WHEREAS, the Purchaser and the Company wish to provide for the purchase and sale of the Common Stock and to establish certain rights and obligations in connection therewith.

      NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

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                                    ARTICLE I

                           ISSUANCE AND SALE OF SHARES

      1.1 Issuance, Purchase and Sale. In the event that the Shareholders do not subscribe for and purchase all of the Offered Shares on or before the expiration date of the Rights Offering (all such Offered Shares not subscribed for and purchased by the Shareholders in the Rights Offering being referred to herein as the "Unsubscribed Shares"), subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Unsubscribed Shares. The purchase price payable for each of the Unsubscribed Shares shall be equal to the subscription price per share set forth on the cover page to the prospectus included in the Registration Statement at the time it was declared effective by the SEC or on the cover page to the prospectus relating to the Registration Statement that is filed with the SEC pursuant to Rule 424(b) under the Securities Act (the "Per Share Subscription Price"). In no event shall the Purchaser be obligated to purchase Unsubscribed Shares in an aggregate amount in excess of Fifteen Million Five Hundred Thousand Dollars ($15,500,000).

      1.2 Closing. Upon the terms and subject to the satisfaction of the conditions contained in Article VII of this Agreement, the closing of the purchase and sale of the Unsubscribed Shares (the "Closing") shall take place at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, at 10:00 a.m., local time, on the tenth Business Day following the expiration of the Rights Offering, provided that the Closing may take place at such other place, time or date as shall be mutually agreed upon by the Company and the Purchaser (the date of the Closing, the "Closing Date").

      1.3 Deliveries. At the Closing (i) the Company shall deliver to the Purchaser stock certificates registered in the name of the Purchaser, representing the Unsubscribed Shares purchased by the Purchaser hereunder and
(ii) the Purchaser shall deliver to the Company the aggregate purchase price for the Unsubscribed Shares equal to the product of (A) the number of Unsubscribed Shares and (B) the Per Share Subscription Price, which shall be paid by the Purchaser to the Company via wire transfer of immediately available funds to an account designated in writing by the Company on or prior to the Closing Date.

      1.4 Capitalized Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in Section 10.1.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, as follows:

      2.1 Organization. Each of Blue Ridge and Big Boulder is a corporation duly organized and presently subsisting under the laws of the Commonwealth of Pennsylvania and has the requisite corporate power and authority to carry on its business as it is now being conducted. Each of Blue Ridge and Big Boulder is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect.

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      2.2 Due Authorization. Each of Blue Ridge and Big Boulder has the
requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by each of Blue Ridge and Big Boulder of this Agreement, the issuance, sale and delivery of the Unsubscribed Shares and the consummation by each of Blue Ridge and Big Boulder of the transactions contemplated hereby (a) are within the corporate power and authority of each of Blue Ridge and Big Boulder and (b) have been duly authorized by all necessary corporate action of each of Blue Ridge and Big Boulder. This Agreement has been duly and validly executed and delivered by each of Blue Ridge and Big Boulder. Assuming the due authorization, execution and delivery by the Purchaser of this Agreement, this Agreement constitutes a valid and binding obligation of each of Blue Ridge and Big Boulder enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other laws affecting the enforcement of creditors' rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Unsubscribed Shares have been validly reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable.

      2.3 No Conflicts. The execution, delivery and performance of this Agreement by each of Blue Ridge and Big Boulder, the issuance and sale of the Unsubscribed Shares and the consummation by each of Blue Ridge and Big Boulder of the other transactions contemplated hereby do not and will not (a) conflict with or violate any provision of the articles of incorporation or bylaws of Blue Ridge or Big Boulder, (b) conflict with or result in a violation of any Law or Order to which either Blue Ridge or Big Boulder is subject or (c) violate the terms of any agreement by which either Blue Ridge or Big Boulder is bound, except in the case of each of clauses (b) and (c) such as would not have or reasonably be expected to result in a Material Adverse Effect.

      2.4 SEC Reports. Blue Ridge has filed with the SEC all reports required to be filed by it under the Exchange Act for the two year period immediately preceding the date hereof and has made available to the Purchaser complete copies of all such reports (including the financial statements and other financial data contained herein) (collectively, the "SEC Reports").

      2.5 Financial Statements. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to year-end audit adjustments.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing Date, as follows:

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      3.1 Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite power and authority to carry on its business as it is now being conducted.

      3.2 Due Authorization. The Purchaser has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement, the purchase of the Unsubscribed Shares and the consummation of the transactions contemplated hereby (a) are within the corporate power and authority of the Purchaser and (b) have been duly authorized by all necessary corporate action of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser. Assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other laws affecting the enforcement of creditors' rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      3.3 No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser, the purchase of the Unsubscribed Shares and the consummation by the Purchaser of the other transactions contemplated hereby do not and will not (a) conflict with or violate any provision of the articles of incorporation or bylaws of the Purchaser or (b) conflict with or result in a violation of any Law or Order to which the Purchaser is subject or (c) violate the terms of any agreement by which the Purchaser is bound, except in the case of each of clauses (b) and (c) such as would not have or reasonably be expected to result in a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Purchaser.

      3.4 Acquisition for Investment. The Purchaser understands that the Unsubscribed Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Unsubscribed Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Unsubscribed Shares or any part thereof, has no present intention of distributing any of such Unsubscribed Shares and has no arrangement or understanding with any other Persons regarding the distribution of such Unsubscribed Shares except as set forth in Article VI.

      3.5 Accredited Investor Status. The Purchaser is an "accredited investor," as that term is as defined in Rule 501(a) of Regulation D under the Securities Act. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Unsubscribed Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Unsubscribed Shares and, at the present time, is able to afford a complete loss of such investment. The Purchaser understands that its investment in the Unsubscribed Shares involves a significant degree of risk.

      3.6 Information. The Purchaser and its advisers have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Unsubscribed Shares which have been requested by the Purchaser or its advisers. The Purchaser and its advisers have been afforded the opportunity to ask questions of the Company's management concerning the Company and the Unsubscribed Shares. Copies of the SEC Reports have been made available to the Purchaser.

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

      3.7 Government Review. The Purchaser understands that no Governmental Authority has passed upon or made any recommendation or endorsement of the Unsubscribed Shares.

      3.8 General Solicitation. The Purchaser is not purchasing the Unsubscribed Shares as a result of any advertisement, article, notice or other communication regarding the Unsubscribed Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

      3.9 Resale or Transfer. The Purchaser understands that: (i) the resale of the Unsubscribed Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Unsubscribed Shares may not be sold or otherwise transferred unless (a) the Unsubscribed Shares are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope satisfactory to the Company's counsel) to the effect that the Unsubscribed Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) the Unsubscribed Shares are sold pursuant to Rule 144 under the Securities Act; (ii) any sale of such Unsubscribed Shares made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such Rule; and (iii) except as set forth in Article VI, neither the Company nor any other Person is under any obligation to register such Unsubscribed Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

      3.10 Residency. The principal offices of the Purchaser and the offices of the Purchaser in which it made its decision to purchase the Unsubscribed Shares are located in the State of New York.

      3.11 Non-reliance Regarding Tax Consequences. The Purchaser is not relying on the Company or any representation contained herein with respect to the tax or economic effect of Purchaser's investment in the Common Stock. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its representatives. The Purchaser understands that Purchaser shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                                   ARTICLE IV

                                    COVENANTS

      4.1 Consents, Approvals and Filings. Subject to the terms of this Agreement, each of Blue Ridge, Big Boulder and the Purchaser shall use its reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper, desirable or advisable to obtain and make all consents, approvals and filings required to be obtained or made by Blue Ridge, Big Boulder or the Purchaser, as the case may be, in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

      4.2 Further Assurances. At any time or from time to time after the date of this Agreement, Blue Ridge and Big Boulder, on the one hand, and the Purchaser, on the other hand, agree to cooperate with each other, and at the request of the other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to

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evidence or effectuate the consummation of the transactions contemplated by this
Agreement and to otherwise carry out the intent of the Parties hereunder.

      4.3 Public Statements. Neither the Company nor the Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Parties hereto, which consents shall not be unreasonably withheld, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations. Notwithstanding the foregoing, the Purchaser acknowledges and agrees that the existence if this Agreement and the terms and conditions hereof may be disclosed by the Company in the Registration Statement or any other documents contained therein without the consent of the Purchaser.

                                    ARTICLE V

                            RESTRICTIONS ON TRANSFER

      5.1 Restrictions on Transfer. The Purchaser shall not, and shall ensure that its Affiliates do not, purchase, sell, transfer, assign, convey, gift, mortgage, pledge, encumber, hypothecate or otherwise dispose of, directly or indirectly ("Transfer"), any Unsubscribed Shares except in accordance with Sections 3.9 and 5.2 and Article VI. Any purported Transfers of Unsubscribed Shares in violation of this Article V shall be null and void.

      5.2 Compliance with Laws; Stop Order.

            (a) The Purchaser shall, and shall ensure that its Affiliates shall, observe and comply with the Securities Act and the Exchange Act and the regulations promulgated thereunder and all other requirements of applicable Law in connection with any permitted Transfer of the Unsubscribed Shares, including all requirements of applicable Law relating to the use of insider information or the trading of securities while in the possession of nonpublic information.

            (b) In order to enforce the provisions of this Article V, the Company may impose stop transfer instructions with respect to all of the Unsubscribed Shares held by the Purchaser and the Unsubscribed Shares of every other Person subject to the foregoing restrictions.

      5.3 Restrictive Legends.

            (a) The Purchaser understands and agrees that the Unsubscribed Shares will bear a legend substantially similar to the legend set forth below in addition to any other legend that may be required by applicable law, by the Articles of Incorporation or bylaws of Blue Ridge or Big Boulder, as amended from time to time, or by any agreement between the Company and the Purchaser:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION

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            AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

      6.1 Company Registration.

            (a) If the Company files a registration statement under the Securities Act for purposes of a public offering of securities of the Company for its own account (excluding Special Registration Statements), it shall notify the Purchaser in writing (the "Company Notice"). The Purchaser shall have the right (the "Piggyback Right"), subject to the limitations set forth in Section 6.1(b), to include in any such registration statement all or any portion of the Unsubscribed Shares then held by the Purchaser. In order to exercise the Piggyback Right, the Purchaser shall give written notice to the Company (the "Piggyback Notice") no later than 15 days following the date on which the Company gives the Company Notice. The Piggyback Notice shall set forth the number of Unsubscribed Shares that the Purchaser desires to include in the registration statement.

            (b) If the registration statement under which the Company gives notice under this Section 6.1 is for an underwritten offering, the Company shall so advise the Purchaser in the Company Notice. In such event, the right of the Purchaser to be included in a registration pursuant to this Section 6.1 shall be conditioned upon the Purchaser's participation in such underwritten offering and the inclusion of the Purchaser's Unsubscribed Shares in the underwritten offering to the extent provided herein. If the Purchaser proposes to include its Unsubscribed Shares in such underwritten offering, the Purchaser shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Purchaser; and third, to any shareholder of the Company (other than the Purchaser) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting. If the Purchaser disapproves of the terms of any such underwriting, the Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 30 days prior to the effective date of the registration statement.

            (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6.1 prior to the effectiveness of such registration whether or not the Purchaser has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 6.3 hereof.

      6.2 Form S-3 Registration.

            (a) After the Closing, the Purchaser may request in writing that the Company effect a registration on Form S-3 ("Form S-3 Registration Statement") with respect to all or a part of the Unsubscribed Shares owned by the Purchaser ("Form S-3 Request"). The Form S-3 Request shall set forth the number of Unsubscribed Shares to be included in the Form S-3 Registration Statement. In such event, the Company will as soon as reasonably practicable, file, and use its commercially reasonable efforts to cause to be declared effective, a Form S-3 Registration Statement covering the Unsubscribed Shares specified by the Purchaser in the Form S-3 Request.

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            (b) The Company shall not be obligated to effect any registration pursuant to Section 6.2(a):

                  (i) if Form S-3 is not available for such offering by the Purchaser;

                  (ii) if the Purchaser proposes to sell Unsubscribed Shares at an aggregate price to the public of less than $2,000,000;

                  (iii) if the Company shall furnish to the Purchaser a certificate signed by the Chief Executive Officer of the Company that it intends to engage in a registered public offering within 90 days following receipt of the Form S-3 Request;

                  (iv) if the Company shall furnish to the Purchaser a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company, it would be detrimental to the Company for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than 180 days following receipt of the Form S-3 Request;

                  (v) if the Company has already effected two registrations on Form S-3 pursuant to this Section 6.2; or

                  (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration.

            (c) If the Purchaser intends to distribute the Unsubscribed Shares covered by the Form S-3 Request by means of an underwritten offering, it shall so advise the Company in the Form S-3 Request. In such event, the Purchaser shall enter into an underwriting agreement in customary form with an underwriter or underwriters selected for such underwriting by the Purchaser and acceptable to the Company. Notwithstanding any other provision of this Section 6.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Unsubscribed Shares), then the Company shall so advise the Purchaser, and the number of securities that may be included in the underwriting shall be reduced accordingly; provided, however, that the number of Unsubscribed Shares to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Unsubscribed Shares excluded or withdrawn from such underwriting shall be withdrawn from the registration.

            (d) Notwithstanding the foregoing, the Company shall have the right, upon giving written notice to the Purchaser ("Black-Out Notice"), to suspend the effectiveness of a Form S-3 Registration Statement and to require the Purchaser not to sell any Unsubscribed Shares pursuant to such Form S-3 Registration Statement for a reasonable period (as determined in good faith by the Company) from the date on which such Black-Out Notice is given (a "Black-Out Period"), if
(i)(A) the Company is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (B) in the good faith judgment of the Company, disclosure of such Material Activity would be necessary under applicable securities laws, and (C) such disclosure would, in the good faith judgment of the Company, be adverse to the interests of the Company, or (ii) the Company, in its good faith judgment, deems it necessary to file a post-effective

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amendment to the Form S-3 Registration Statement or to prepare a supplement to, or otherwise amend, the form of prospectus contained therein. The Black-Out Notice shall not contain any material, nonpublic information.

      6.3 Registration Expenses.

            (a) Subject to Section 6.3(b), all Registration Expenses incurred in connection with any registration of Unsubscribed Shares pursuant to Section 6.1 or Section 6.2 shall be borne by the Company. All Selling Expenses incurred in connection with such registration of Unsubscribed Shares shall be borne by the Purchaser.

            (b) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 6.2, the request of which has been subsequently withdrawn by the Purchaser.

      6.4 Obligations of the Company. Whenever required to effect the registration of any Unsubscribed Shares, the Company shall, as soon as reasonably practicable:

            (a) prepare and file with the SEC a registration statement with respect to such Unsubscribed Shares and use its reasonable commercial efforts to cause such registration statement to become effective, and, upon the request of the Purchaser, keep such registration statement effective for up to 90 days or, if earlier, until the Purchaser has completed the distribution related thereto; provided, however, that:

                  (i) such 90 day period shall be extended for a period of time equal to the period the Purchaser refrains from selling any securities included in such registration at the request of the Company or an underwriter of Common Stock of the Company; and

                  (ii) in the case of any registration of Unsubscribed Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 90 day period shall be extended, if necessary, to keep the Form S-3 Registration Statement effective until all such Unsubscribed Shares are sold but not longer than an additional 90 days, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference in the registration statement of information required to be included in (A) and (B) above from periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act.

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above;

            (c) furnish to the Purchaser such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Unsubscribed Shares;

            (d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Purchaser; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

            (e) in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of a registration statement for amendments or supplements to the registration statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Unsubscribed Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) any event or circumstance which, upon the advice of the Company's counsel, necessitates the making of any change in the registration statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that the registration statement and the prospectus will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus in light of the circumstances under which they were made) not misleading, the Company shall deliver a written notice to the Purchaser (the "Suspension Notice") to the effect of the foregoing; provided that such Suspension Notice shall not contain any material, nonpublic information; provided further, in any such event, the Company shall use its reasonable commercial efforts to (x) prevent the issuance of any stop order or to obtain the withdrawal of any stop order as soon as practicable if any stop order should be issued and (y) cause the use of any prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice pursuant to this Section 6.4(e).

      Notwithstanding the foregoing, the Company shall have no obligation with respect to any registration requested pursuant to Section 6.2 if, due to the operation of Section 6.2(c), the anticipated aggregate offering price of the Unsubscribed Shares to be included in the registration does not equal or exceed $2,000,000.

      6.5 Termination of Registration Rights. All registration rights granted under this Article VI shall terminate and be of no further force and effect on the date upon which all of the Unsubscribed Shares then owned by the Purchaser could be sold under Rule 144 under the Securities Act, including Rule 144(k), during any 90-day period (the "Rights Termination Date").

      6.6 Obligations of the Purchaser. The Purchaser pursuant to a registration effected pursuant to this Agreement shall:

            (a) provide all such information and material and take all actions as may be reasonably requested by the Company in order to enable the Company to comply with all applicable requirements of the SEC;

            (b) not take any action that would prevent the distribution of Unsubscribed Shares included in any such registration statement from being made in accordance with the plan of distribution set forth in such registration statement and with all applicable rules and regulations of the SEC;

            (c) not deliver any form of prospectus in connection with the sale of any Unsubscribed Shares as to which the Company has advised the Purchaser that it is preparing an amendment or supplement;

            (d) upon receipt of a Suspension Notice or a Black-Out Notice, refrain from selling any Unsubscribed Shares pursuant to a registration statement until (i) the Purchaser's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or (B) the Purchaser has been advised in writing by the Company that the current prospectus may be used; and

            (e) notify the Company promptly in writing upon the sale by the Purchaser of any Unsubscribed Shares covered by the registration statement.

      The Purchaser shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article VI.

      6.7 Securities Indemnification. In the event any Unsubscribed Shares are included in a registration statement under Section 6.1 or Section 6.2:

            (a) To the extent permitted by Law, the Company will indemnify and hold harmless the Purchaser and the officers and directors of the Purchaser, any underwriter (as defined in the Securities Act) for the Purchaser and each Person, if any, who controls the Purchaser or such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation") by the Company: (i) any untrue statement (or alleged untrue statement) of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission (or alleged omission) to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement. The indemnification agreement contained in this Section 6.7(a) shall not apply to the Purchaser (i) to the extent that any such Violation arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Company by the Purchaser or a controlling person for use therein, (ii) if such untrue statement (or alleged untrue statement) or omission (or alleged omission) was contained in a preliminary prospectus and corrected in a final or amended prospectus or supplement thereto, copies of which were delivered to the Purchaser on a timely basis, and the Purchaser failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Unsubscribed Shares to the Persons asserting any such loss, claim, damage, or liability in any case where such delivery is required by the Securities Act, or (iii) to the extent that the loss, claim, damage or liability as to which indemnification is sought is in connection with an offer or sale made by the Purchaser in breach of the terms of this Agreement (a "Breach").

            (b) To the extent permitted by Law, the Purchaser will indemnify and hold harmless the Company, each of its directors, its officers, employees and each Person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, employee, controlling person or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon (i) any Breach by the Purchaser, or (ii) any Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished by the Purchaser for use in connection with such registration; provided, however, that in no event shall the indemnity by the Purchaser under this Section 6.7(b) exceed the net proceeds from the sale of Unsubscribed Shares in the offering received by the Purchaser, except in the case of willful fraud by the Purchaser.

            (c) If the indemnification provided for in this Section 6.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable Law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any contribution by the Purchaser under this Section 6.7(c) exceed the net proceeds from the sale of Unsubscribed Shares in the offering received by the Purchaser, except in the case of willful fraud by the Purchaser.

            (d) The terms and conditions of Sections 9.2 and 9.3 shall also apply to the indemnification matters set forth in this Section 6.7.

                                   ARTICLE VII

                                   CONDITIONS

      7.1 Conditions to Obligations of the Purchaser and the Company at the Closing. The obligations of the Purchaser to purchase from the Company, and the Company to sell to the Purchaser, the Unsubscribed Shares and to consummate the other transactions contemplated hereby are subject to the satisfaction (or waiver by the Purchaser and the Company) at or prior to the Closing Date of each of the following conditions:

            (a) no preliminary or permanent injunction or other Order by any Governmental Authority which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect (each Party agreeing to use its reasonable efforts to have any such injunction or Order lifted);

            (b) no statute, rule, regulation or other Law shall have been enacted by any Governmental Authority which would prevent or make illegal the consummation of the transactions contemplated by this Agreement;

            (c) any consents, filings and approvals that are necessary for the consummation of the transactions contemplated by this Agreement shall have been made or obtained except where (i) the Company's failure to make or obtain such consents, filings and approvals would not have a Material Adverse Effect or a material adverse effect on the Company's ability to perform its obligations under this Agreement or (ii) the Purchaser's failure to obtain such consents, filings and approvals would not have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement; and

            (d) the Registration Statement shall have been declared effective by the SEC and no stop order shall have been issued with respect thereto.

      7.2 Additional Conditions to Obligations of the Purchaser at the Closing. The obligation of the Purchaser to purchase the Unsubscribed Shares and consummate the other transactions contemplated hereby shall be subject to the satisfaction (or waiver by the Purchaser) at or prior to the Closing Date of each of the following additional conditions:

            (a) the representations and warranties of each of Blue Ridge and Big Boulder set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing as though made on and as of the Closing or in the case of representations and warranties made as of a specified date earlier than the Closing, shall have been true and correct in all material respects on and as of such date;

            (b) each of Blue Ridge and Big Boulder shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by it on or prior to the Closing Date;

            (c) from the date hereof through the Closing Date, there shall not have occurred, and be continuing, a Material Adverse Effect;

            (d) the trading of the Common Stock shall not have been suspended by the SEC or by any automated quotation system on which the Common Stock is quoted;

            (e) the Company shall have delivered the certificates for the Unsubscribed Shares to the Purchaser; and

            (f) each of Blue Ridge and Big Boulder shall have delivered to the Purchaser an officer's certificate certifying as to its compliance with the conditions set forth in clauses (a) and (b) of this Section 7.2.

      7.3 Additional Conditions to Obligations of the Company at the Closing. The obligations of the Company issue and sell the Unsubscribed Shares and to consummate the other transactions contemplated hereby shall be subject to the satisfaction (or waiver by the Company) at or prior to the Closing Date of each of the following additional conditions:

            (a) the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing as though made on and as of the Closing or in the case of representations and warranties made as of a specified date earlier than the Closing, shall have been true and correct in all material respects on and as of such date;

            (b) the Purchaser shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by it on or prior to the Closing Date; and

            (c) the Purchaser shall have delivered the following to the Company:

                  (i) the purchase price payable for the Unsubscribed Shares;

                  (ii) an officer's certificate certifying as to the Purchaser's compliance with the conditions set forth in clauses (a) and (b) of this Section 7.3; and

                  (iii) such other documents as may be required by this Agreement or reasonably requested by the Company.

                                  ARTICLE VIII

                                   TERMINATION

      8.1 Termination. This Agreement may be terminated at any time:

            (a) by mutual written agreement of the Company and the Purchaser;

            (b) by the Company (i) upon a breach of any covenant or agreement on the part of the Purchaser set forth in this Agreement or if any representation or warranty of the Purchaser set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 7.3(a) or 7.3(b) would not be satisfied (a "Terminating Purchaser Breach"); provided, that such Terminating Purchaser Breach shall not have been waived or cured by the earlier of (x) the Closing Date or (y) within 30 days after written notice of such Terminating Purchaser Breach is given to the Purchaser by the Company; or
(ii) if any condition to the Company's obligations to close at the Closing set forth in Article VII has not been satisfied as of the Closing or satisfaction of such a condition is or becomes impossible (other than because of the failure of the Company to comply with its obligations under this Agreement), and the Company has not waived such condition;

            (c) by the Purchaser: (i) upon a breach of any covenant or agreement on the part of the Company set forth in this Agreement or if any representation or warranty of the Company set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 7.2(a) or 7.2(b) would not be satisfied (a "Terminating Company Breach"); provided, that such Terminating Company Breach shall not have been waived or cured by the earlier of (x) the Closing Date or, (y) within 30 days after written notice of such Terminating Company Breach is given to the Company by the Purchaser; or
(ii) if any condition to the Purchaser's obligation to close set forth in
Article VII has not been satisfied as of the Closing, or satisfaction of such a condition is or becomes impossible (other than because of the failure of the Purchaser to comply with its obligations under this Agreement), and the Purchaser has not waived such condition; and

            (d) after July 1, 2005, by the Company or the Purchaser in the event the Registration Statement has not been declared effective by the SEC by such date.

      8.2 Effect of Termination. If this Agreement is terminated by either the Company or the Purchaser pursuant to the provisions of Section 8.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Company or the Purchaser or their respective directors, officers, employees, agents or representatives, except for the provisions of Articles VIII and IX and Sections 6.7, 10.1, 10.2, 10.4, 10.5, 10.7, 10.8 and
10.9, which shall survive any termination of this Agreement; provided, that nothing in this Section 8.2 shall relieve any Party from liability for any willful breach of this Agreement.

                                   ARTICLE IX

                                 INDEMNIFICATION

      9.1 Indemnification

            (a) The Company shall indemnify and hold harmless the Purchaser, its directors, officers, employees, agents, representatives, affiliates and controlling Persons against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' and accountants' fees, disbursements and expenses, as incurred) (collectively, "Losses") incurred or suffered by such party arising out of or based upon any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement.

            (b) The Purchaser shall indemnify and hold harmless each of Blue Ridge and Big Boulder and its directors, officers, employees, agents, representatives, affiliates and controlling Persons against any and all Losses incurred or suffered by such party arising out of or based upon any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of the Purchaser contained in this Agreement.

      9.2 Indemnification Procedures. All claims or demands for indemnification under Article IX shall be asserted and resolved as follows:

            (a) In the event that any claim or demand for which a Party (the "Indemnifying Party") would be liable to the other Party (the "Indemnified Party") hereunder is asserted against an Indemnified Party by a third party, the Indemnified Party shall with reasonable promptness notify the Indemnifying Party of such claim or demand (the "Claim Notice"), specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim or demand). The Indemnifying Party shall have fifteen (15) days from the receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party (i) whether or not the Indemnifying Party disputes the Indemnifying Party's liability to the Indemnified Party hereunder with respect to such claim or demand and (ii) if the Indemnifying Party does not dispute such liability, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against such claim or demand, provided that the Indemnified Party is hereby authorized (but not obligated) prior to and during the Notice Period to file any motion, answer or other pleading and to take such action which the Indemnified Party shall reasonably deem necessary or appropriate to protect the Indemnified Party's interests. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party does not dispute the Indemnifying Party's obligation to indemnify hereunder and desires to defend the Indemnified Party against such claim or demand and except as hereinafter provided, the Indemnifying Party shall have the right to defend (with counsel reasonably satisfactory to the Indemnified Party) by appropriate proceedings; provided that, unless the Indemnified Party otherwise agrees in writing, the Indemnifying Party may not settle any matter (in whole or in part) unless such settlement includes a complete and unconditional release of the Indemnified Party. If the Indemnified Party desires to participate in, but not control, any such defense or settlement, the Indemnified Party may do so at its sole cost and expense. If the Indemnifying Party elects not to defend the Indemnified Party against such claim or demand, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party, without waiving any rights against the Indemnifying Party, may settle or defend against any such claim in the Indemnified Party's sole discretion and, if it is ultimately determined that the Indemnifying Party is responsible therefor under this Article IX, then the Indemnified Party shall be entitled to recover from the Indemnifying Party the amount of any settlement or judgment and all indemnifiable costs and expenses of the Indemnified Party with respect thereto, subject to the limitations set forth in this Article IX.

            (b) If at any time, in the reasonable opinion of the Indemnified Party, notice of which shall be given in writing to the Indemnifying Party, any such claim or demand seeks material prospective relief which could have a materially adverse effect on the business, operations, results of operations or condition (financial and otherwise) of any Indemnified Party, the Indemnified Party shall have the right to control or assume (as the case may be) the defense of any such claim or demand and the amount of any judgment or settlement and the reasonable costs and expenses of defense shall be included as part of the indemnification obligations of the Indemnifying Party hereunder. If the Indemnified Party should elect to exercise such right, the Indemnifying Party shall have the right to participate in, but not control, the defense of such claim or demand at the sole cost and expense of the Indemnifying Party.

            (c) In the event the Indemnified Party should have a claim against the Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected by a third party, the Indemnified Party shall with reasonable promptness send a Claim Notice with respect to such claim to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Party within the Notice Period that the Indemnifying Party disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Indemnifying Party hereunder.

            (d) The Indemnified Party's failure to give reasonably prompt notice to the Indemnifying Party of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve the Indemnifying Party of any liability which the Indemnifying Party may have to the Indemnified Party unless the failure to give such notice materially and adversely prejudices the Indemnifying Party.

      9.3 Limitations on Indemnification.

            (a) Neither the Company nor the Purchaser shall have any obligation under this Article IX to indemnify any Person for lost profits or for consequential, incidental, punitive or exemplary damages.

            (b) The indemnification provided in this Article IX shall be the sole and exclusive remedy for monetary damages available to the Company and the Purchaser for matters for which indemnification is provided under this Article IX.

                                    ARTICLE X

                                  MISCELLANEOUS

      10.1 Definitions. The following terms, as used in this Agreement, shall have the following meanings:

      "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

      "Business Day" shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

      "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

      "Governmental Authority" shall mean any federal, state or local governmental, regulatory, legislative, executive or administrative agency, commission, body, department, board, or other governmental subdivision, court, tribunal, arbitrating body or other governmental authority.

      "Laws" shall mean all federal, state and local laws, statutes, ordinances, rules, regulations, orders and decrees.

      "Material Adverse Effect" shall mean a material adverse effect on the business, condition (financial or otherwise) or results of operations of Blue Ridge, Big Boulder and their respective subsidiaries, taken as a whole.

      "Order" shall mean any judgment, rule, decree, writ, injunction, order or decision of any Governmental Authority that is binding on any person or its property under applicable Law.

      "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

      "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

      "Registration Expenses" shall mean all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration; provided, however, that such expenses shall exclude any Selling Expenses.

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Unsubscribed Shares.

      "Special Registration Statement" shall mean a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 under the Securities Act.

      10.2 Assignment; Successors and Assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, and any attempted assignment in violation of the foregoing shall be void ab initio. Subject to the preceding sentence, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Parties.

      10.3 Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the subject matter hereof. Any prior agreements or understandings among the Parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

      10.4 Notices. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed received on the day delivered personally or sent by facsimile (with confirmation of receipt), on the third Business Day after posted by registered or certified mail, postage prepaid, or on the next Business Day after sent by recognized overnight courier service, as follows:

                               (i) if to the Company, to:

                                    Blue Ridge Real Estate Company
                                    Big Boulder Corporation
                                    Route 940 and Mosey Wood Road
                                    Blakeslee, Pennsylvania 18610
                                    Facsimile No. (570) 443-7642
                                    Attention: Eldon Dietterick

                                    with a copy to:

                                    Morgan, Lewis & Bockius LLP
                                    1701 Market Street
                                    Philadelphia, PA 19103
                                    Facsimile No. (215) 963-5001
                                    Attention: Joanne R. Soslow, Esq.

                               (ii) if to the Purchaser, to:

                                    Kimco Realty Services, Inc.
                                    3333 New Hyde Park Road
                                    Suite 100
                                    New Hyde Park, New York  11042
                                    Facsimile No.: (516) 869-2572
                                    Attention: Glenn Cohen

or to such other address as the Person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein.

      10.5 Amendments; Waivers. This Agreement shall not be amended or modified except by a written instrument duly executed by each of the Parties. Any extension or waiver by any Party of any provision hereto shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

      10.6 Counterparts. This Agreement may be executed in any number of counterparts and any Party may execute any such counterpart, each of which when executed and delivered (which deliveries may be made by facsimile) shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument.

      10.7 Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the Laws of the Commonwealth of Pennsylvania, without giving effect to any of the conflicts of laws provisions thereof that would require the application of the substantive Laws of any other jurisdiction.

      10.8 Exclusive Jurisdiction; Venue. Each of the Company and the Purchaser hereby irrevocably submits in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction and venue of the federal and state courts in the Commonwealth of Pennsylvania and irrevocably waives any and all objections to exclusive jurisdiction or review of venue that any such Party may have under the laws of the Commonwealth of Pennsylvania or the United States. Without limiting the other remedies, this Agreement shall be enforceable by specific performance.

      10.9 Survival. All representations, warranties, covenants and agreements made by each party in this Agreement shall survive the Closing until the first anniversary of the date hereof, except (a) for the covenants and agreements contained in Article IV, which shall survive indefinitely and (b) for the covenants and agreements set forth in Article VI, which shall survive until the Rights Termination Date.

      10.10 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such Person or circumstance in any other jurisdiction or to other Persons or circumstances in any jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Standby Securities Purchase Agreement as of the date first above written.

                                         BLUE RIDGE REAL ESTATE COMPANY

                                         By: /s/ Patrick M. Flynn
                                             -----------------------------------
                                             Name: Patrick M. Flynn
                                             Title: Chief Executive Officer,
                                                    President & Director

                                         BIG BOULDER CORPORATION

                                         By: /s/ Patrick M. Flynn
                                             -----------------------------------
                                             Name: Patrick M. Flynn
                                             Title: Chief Executive Officer,
                                                    President & Director

                                         KIMCO REALTY SERVICES, INC.

                                         By: /s/ Michael Flynn
                                             -----------------------------------
                                             Name: Michael Flynn
                                             Title: President